EX-99.B(h)(1)

Appendix A

WELLS FARGO FUNDS TRUST

ADMINISTRATION AGREEMENT

Overview of Fee Structure1

Fees for Multi-Class Funds

Multi-Class Non-Money Market Funds and Classes	Fund-Level Admin. Fee			Class Level Admin. Fee[2]	Total Admin. Fee
Class A, Class B, Class C, Class D and Advisor Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.28%	0-4.99B 5B-9.99B >9.99B	0.33 0.32 0.31	% % %
Administrator Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.10%	0-4.99B 5B-9.99B >9.99B	0.15 0.14 0.13	% % %
Institutional Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.08%	0-4.99B 5B-9.99B >9.99B	0.13 0.12 0.11	% % %
Investor Class and Class Z Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.45%	0-4.99B 5B-9.99B >9.99B	0.50 0.49 0.48	% % %

Multi-Class Money Market Funds and Classes	Fund-Level Admin. Fee			Class Level Admin. Fee	Total Admin. Fee
Class A, Class B and Class C Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.22%	0-4.99B 5B-9.99B >9.99B	0.27 0.26 0.25	% % %
Service Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.12%	0-4.99B 5B-9.99B >9.99B	0.17 0.16 0.15	% % %
Administrator Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.10%	0-4.99B 5B-9.99B >9.99B	0.15 0.14 0.13	% % %
Institutional Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.08%	0-4.99B 5B-9.99B >9.99B	0.13 0.12 0.11	% % %
Investor Class and Class Z Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.39%	0-4.99B 5B-9.99B >9.99B	0.44 0.43 0.42	% % %

[1]	The proposed breakpoints are triggered by the total assets of the Fund.
[2]	The class-level administration fee is reduced by 0.05% for: the Advisor Class and Investor Class shares of the Growth and Income Fund; the Advisor Class and Investor Class shares of the High Income Fund; the Class A, Class B and Class C shares of the International Core Fund; the Investor Class shares of the Large Cap Growth Fund; the Investor Class shares of the Overseas Fund; the Advisor Class and Investor Class shares of the Short-Term High Yield Bond Fund; the Class C and Investor Class shares of the Short-Term Municipal Bond Fund; and the Class A, Class B, Class C and Class Z shares of the U.S. Value Fund. The class-level administration fee is reduced by 0.08% for the Investor Class shares of the Dividend Income Fund. The class-level administration fee is reduced by 0.20% for the Investor Class shares of the Asia Pacific Fund.

Fees for Single Class Funds

Single Class Non-Money Market Funds	Total Admin. Fee
Retail Funds	0-4.99B 5B-9.99B >9.99B	0.33 0.32 0.31	% % %
Administrator Funds	0-4.99B 5B-9.99B >9.99B	0.15 0.14 0.13	% % %
Institutional Funds	0-4.99B 5B-9.99B >9.99B	0.13 0.12 0.11	% % %
Investor Funds	0-4.99B 5B-9.99B >9.99B	0.50 0.49 0.48	% % %

Single Class Money Market Funds	Total Admin. Fee
Retail Funds	0-4.99B 5B-9.99B >9.99B	0.27 0.26 0.25	% % %
Service/Trust Funds	0-4.99B 5B-9.99B >9.99B	0.17 0.16 0.15	% % %
Institutional Funds	0-4.99B 5B-9.99B >9.99B	0.13 0.12 0.11	% % %
Investor Funds	0-4.99B 5B-9.99B >9.99B	0.44 0.43 0.42	% % %

List of Funds and Classes

Funds/Classes		Fee as % of Average Daily Net Assets
1.	Aggressive Allocation Administrator Class	0.15%
2.	Asia Pacific Investor Class	0.30%
3.	Asset Allocation Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
4.	Balanced Investor Class	0.50%
5.	C&B Large Cap Value Class A Class B Class C Class D Administrator Class Institutional Class	0.33 0.33 0.33 0.33 0.15 0.13	% % % % % %
6.	C&B Mid Cap Value Class A Class B Class C Class D Administrator Class Institutional Class	0.33 0.33 0.33 0.33 0.15 0.13	% % % % % %
7.	California Limited-Term Tax-Free Class A Class C Administrator Class	0.33 0.33 0.15	% % %
8.	California Tax-Free Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
9.	California Tax-Free Money Market Class A Service Class	0.27 0.17	% %
10.	California Tax-Free Money Market Trust	0.17%
11.	Capital Growth Administrator Class Institutional Class Investor Class	0.15 0.13 0.50	% % %
12.	Cash Investment Money Market Service Class Administrator Class Institutional Class	0.17 0.15 0.13	% % %

Funds/Classes		Fee as % of Average Daily Net Assets
13.	Colorado Tax-Free Class A Class B Administrator Class	0.33 0.33 0.15	% % %
14.	Common Stock Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
15.	Conservative Allocation Administrator Class	0.15%
16.	Corporate Bond Advisor Class Institutional Class Investor Class	0.33 0.13 0.50	% % %
17.	Discovery Administrator Class Investor Class	0.15 0.50	% %
18.	Diversified Bond Administrator Class	0.15%
19.	Diversified Equity Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
20.	Diversified Small Cap Administrator Class	0.15%
21.	Dividend Income Administrator Class Investor Class	0.15 0.42	% %
22.	Emerging Markets Focus Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
23.	Endeavor Large Cap Class A Class B Class C	0.33 0.33 0.33	% % %
24.	Endeavor Select Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %

Funds/Classes		Fee as % of Average Daily Net Assets
25.	Enterprise Advisor Class Administrator Class Institutional Class Investor Class	0.33 0.15 0.13 0.50	% % % %
26.	Equity Income Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
27.	Equity Index Class A Class B	0.33 0.33	% %
28.	Equity Value Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
29.	Government Money Market Class A Administrator Class Service Class Institutional Class	0.27 0.15 0.17 0.13	% % % %
30.	Government Securities Class C Administrator Class Advisor Class Institutional Class Investor Class	0.33 0.15 0.33 0.13 0.50	% % % % %
31.	Growth Balanced Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
32.	Growth Equity Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
33.	Growth Class C Administrator Class Advisor Class Institutional Class Investor Class	0.33 0.15 0.33 0.13 0.50	% % % % %

Funds/Classes		Fee as % of Average Daily Net Assets
34.	Growth and Income Administrator Class Advisor Class Institutional Class Investor Class	0.15 0.28 0.13 0.45	% % % %
35.	Heritage Money Market Administrator Class Institutional Class	0.15 0.13	% %
36.	High Income Advisor Class Institutional Class Investor Class	0.28 0.13 0.45	% % %
37.	High Yield Bond Class A Class B Class C	0.33 0.33 0.33	% % %
38.	Income Plus Class A Class B Class C	0.33 0.33 0.33	% % %
39.	Index Administrator Class Investor Class	0.15 0.50	% %
40.	Inflation-Protected Bond Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
41.	Institutional Emerging Markets Institutional Class	0.13%
42.	Intermediate Government Income Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
43.	Intermediate Tax-Free Investor Class	0.50%
44.	International Core Class A Class B Class C Administrator Class	0.28 0.28 0.28 0.15	% % % %
45.	International Equity Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %

Funds/Classes		Fee as % of Average Daily Net Assets
46.	International Value Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
47.	Large Cap Appreciation Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
48.	Large Cap Growth Investor Class	0.45%
49.	Large Company Core Class A Class B Class C Class Z Administrator Class	0.33 0.33 0.33 0.50 0.15	% % % % %
50.	Large Company Growth Class A Class B Class C Class Z Administrator Class Institutional Class	0.33 0.33 0.33 0.50 0.15 0.13	% % % % % %
51.	Life Stage - Aggressive Portfolio Investor Class	0.50%
52.	Life Stage - Conservative Portfolio Investor Class	0.50%
53.	Life Stage - Moderate Portfolio Investor Class	0.50%
54.	Liquidity Reserve Money Market	0.27%
55.	Mid Cap Disciplined Administrator Class Institutional Class Investor Class	0.15 0.13 0.50	% % %
56.	Mid Cap Growth Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
57.	Minnesota Money Market Class A	0.27%

Funds/Classes		Fee as % of Average Daily Net Assets
58.	Minnesota Tax-Free Class A Class B Class C Class Z Administrator Class	0.33 0.33 0.33 0.50 0.15	% % % % %
59.	Moderate Balanced Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
60.	Money Market Class A Class B Investor Class	0.27 0.27 0.44	% % %
61.	Money Market Trust	0.17%
62.	Municipal Bond Class A Class B Class C Administrator Class Investor Class	0.33 0.33 0.33 0.15 0.50	% % % % %
63.	Municipal Money Market Investor Class	0.44%
64.	National Limited-Term Tax-Free Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
65.	National Tax-Free Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
66.	National Tax-Free Money Market Class A Administrator Class Institutional Class Service Class	0.27 0.15 0.13 0.17	% % % %
67.	National Tax-Free Money Market Trust	0.17%
68.	Nebraska Tax-Free Administrator Class	0.15%
69.	Opportunity Administrator Class Advisor Class Investor Class	0.15 0.33 0.50	% % %

Funds/Classes		Fee as % of Average Daily Net Assets
70.	Outlook Today Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
71.	Outlook 2010 Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
72.	Outlook 2020 Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
73.	Outlook 2030 Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
74.	Outlook 2040 Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
75.	Overland Express Sweep	0.27%
76.	Overseas Institutional Class Investor Class	0.13 0.45	% %
77.	Prime Investment Money Market Institutional Class Service Class	0.13 0.17	% %
78.	Short Duration Government Bond Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
79.	Short-Term Bond Advisor Class Institutional Class Investor Class	0.33 0.13 0.50	% % %

Funds/Classes		Fee as % of Average Daily Net Assets
80.	Short-Term High Yield Bond Advisor Class Investor Class	0.28 0.45	% %
81.	Short-Term Municipal Bond Class C Investor Class	0.28 0.45	% %
82.	Small Cap Growth Class A Class B Class C Class Z Administrator Class Institutional Class	0.33 0.33 0.33 0.50 0.15 0.13	% % % % % %
83.	Small Cap Disciplined Administrator Class Institutional Class Investor Class	0.15 0.13 0.50	% % %
84.	Small Cap Opportunities Administrator Class	0.15%
85.	Small Cap Value Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
86.	Small Company Growth Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
87.	Small Company Value Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
88.	Small/Mid Cap Value Administrator Class Investor Class	0.15 0.50	% %
89.	Specialized Financial Services Class A Class B Class C	0.33 0.33 0.33	% % %
90.	Specialized Health Sciences Class A Class B Class C	0.33 0.33 0.33	% % %

Funds/Classes		Fee as % of Average Daily Net Assets
91.	Specialized Technology Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
92.	Stable Income Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
93.	Strategic Income Class A Class B Class C	0.33 0.33 0.33	% % %
94.	Strategic Small Cap Value Fund[1] Class A Class C Administrator Class	0.28 0.28 0.10	% % %
95.	Total Return Bond Class A Class B Class C Class Z Administrator Class Institutional Class	0.33 0.33 0.33 0.50 0.15 0.13	% % % % % %
96.	Treasury Plus Money Market Class A Institutional Class Service Class	0.27 0.13 0.17	% % %
97.	Ultra-Short Duration Bond Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
98.	Ultra Short-Term Income Administrator Class Advisor Class Institutional Class Investor Class	0.15 0.33 0.13 0.50	% % % %
99.	Ultra Short-Term Municipal Income Advisor Class Institutional Class Investor Class	0.33 0.13 0.50	% % %

[1]	On February 8, 2006, the Board of Trustees approved the establishment of Strategic Small Cap Value Fund, which is expected to commence operations in 2006.

Funds/Classes		Fee as % of Average Daily Net Assets
100.	U.S. Value Class A Class B Class C Class Z Administrator Class	0.28 0.28 0.28 0.45 0.15	% % % % %
101.	Value Class A Class B Class C Investor Class Administrator Class	0.33 0.33 0.33 0.50 0.15	% % % % %
102.	WealthBuilder Conservative Allocation	0.33%
103.	WealthBuilder Equity	0.33%
104.	WealthBuilder Growth Allocation	0.33%
105.	WealthBuilder Growth Balanced	0.33%
106.	WealthBuilder Moderate Balanced	0.33%
107.	WealthBuilder Tactical Equity	0.33%
108.	Wisconsin Tax-Free Class C Investor Class	0.33 0.50	% %
109.	100% Treasury Money Market Class A Service Class	0.27 0.17	% %

Most recent annual approval by the Board of Trustees: April 4, 2005

Appendix A amended: February 8, 2006

The foregoing fee schedule is agreed to as of February 8, 2006 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Stacie D. DeAngelo
Stacie D. DeAngelo
Senior Vice President